Exhibit 99.3

                                SUPPORT AGREEMENT

THIS AGREEMENT is made the 4th day of March, 2005,

BETWEEN:

      WIRELESS AGE COMMUNICATIONS, INC., a corporation incorporated under the laws of the State of Nevada, having its principal office at 13980 Jane St., King City, Ontario, L7B 1A3 ("WACI")

AND:

      1588102 ONTARIO INC., a corporation incorporated pursuant to the laws of the Province of Ontario with its principal office at 13980 Jane St., King City, Ontario, L7B 1A3 ("Exchangeco")

AND:

      SEGAL - TALARICO - HABIB - MOLOT LLP, a limited liability partnership formed under the laws of the Province of Ontario and having its offices at 2650 Queensview Drive, Suite 200, Ottawa, ON, K2B 8H6 (the "Agent")

      WHEREAS pursuant to a share exchange agreement dated as of even date hereof (the "Share Exchange Agreement"), Exchangeco has agreed to acquire all of the Class A Common Shares (the "Class A Common Shares") of mmwave Technologies Inc. (the "Company") held by Bradley Poulos, Glenn Poulos, Sylvain Lafreniere, Brad Poulos Holdings Inc., Glenn Poulos Holdings Inc., and Sylvain Lafreniere Holdings Inc. (the "Vendors") in exchange for the issuance to the Vendors of Class B Shares in the capital of Exchangeco (the "Exchangeable Shares");

      AND WHEREAS in accordance with the Share Exchange Agreement, WACI and Exchangeco have agreed to enter into this support agreement (the "Agreement");

      AND WHEREAS in accordance with the Share Exchange Agreement, WACI and Exchangeco have agreed to enter into a voting and exchange agency agreement (the "Voting And Exchange Agency Agreement") with Agent;

      NOW THEREFORE in consideration of the respective covenants and agreements provided in this Agreement and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties hereto covenant and agree as follows:

                                   ARTICLE 1

                                Support Agreement

                         DEFINITIONS AND INTERPRETATION

1.1   Defined Terms

      Each term denoted herein by initial capital letters and not otherwise defined herein shall have the meaning ascribed thereto in the share provisions of the Exchangeable Shares (the "Share Provisions"), a copy of which are attached hereto as Schedule "A".

1.2   Interpretation Not Affected by Headings

      The division of this Agreement into Articles, sections and other portions and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless otherwise indicated, all references to an "Article" or "section" followed by a number and/or a letter refer to the specified Article or section of this Agreement. The terms "this Agreement", "hereof", "herein" and "hereunder" and similar expressions refer to this agreement and not to any particular Article, section or other portion hereof and include any agreement or instrument supplementary or ancillary hereto.

1.3   Number, Gender

      Words in the singular number only shall include the plural and vice versa. Words in one gender shall include all genders.

1.4   Date for any Action

      If any date on which any action is required to be taken under this Agreement is not a Business Day, such action shall be required to be taken on the next succeeding Business Day.

                                   ARTICLE 2
                        COVENANTS OF WACI AND EXCHANGECO

2.1   Covenants Regarding Exchangeable Shares

      So long as any Exchangeable Shares not owned by WACI or its Affiliates are outstanding, WACI shall:

      (a) not declare or pay any dividend on WACI Common Shares unless (i) Exchangeco shall simultaneously declare or pay, as the case may be, an equivalent dividend (as provided for in the Share Provisions) on the Exchangeable Shares and (ii) Exchangeco shall have sufficient money or other assets available to enable the due declaration and the due and punctual payment, in accordance with applicable law, of any such dividend on the Exchangeable Shares;

      (b) advise Exchangeco sufficiently in advance of the declaration by WACI of any dividend on WACI Common Shares and take all such other actions, including payment or transfer of monies, as are necessary, in co-operation with Exchangeco,


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                                Support Agreement

            to ensure that the respective declaration date, record date and payment date for a dividend on the Exchangeable Shares shall be the same as the declaration date, record date and payment date for the corresponding dividend on WACI Common Shares;

      (c) ensure that the record date for any dividend declared on WACI Common Shares is not less than ten (10) Business Days after the declaration date of such dividend;

      (d) take all such actions, including payment or transfer of monies, and do all such things as are reasonably necessary or desirable to enable and permit Exchangeco, in accordance with applicable law, to pay and otherwise perform its obligations with respect to the satisfaction of the Liquidation Amount, the Retraction Price or the Redemption Price in respect of each issued and outstanding Exchangeable Share upon a Liquidation Distribution, the delivery of a Retraction Request by a holder of Exchangeable Shares or a redemption of Exchangeable Shares by Exchangeco, as the case may be, including, without limitation, all such actions and all such things as are necessary or desirable to enable and permit Exchangeco to instruct the Agent to cause the WACI Common Shares to be delivered directly to the holders of Exchangeable Shares by the Agent in accordance with the provisions of Section 5, 6 or 7, as the case may be, of the Share Provisions;

      (e) take all such actions and do all such things as are necessary or desirable to enable and permit it, in accordance with applicable law, to perform its obligations arising upon the exercise by it of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right including, without limitation, all such actions and all such things as are necessary or desirable to enable, permit and instruct the Agent to cause the WACI Common Shares to be delivered directly to the holders of Exchangeable Shares by the Agent, in accordance with the provisions of Section 8 of the Share Provisions; and

      (f) not exercise its vote as a direct or indirect shareholder to initiate the voluntary liquidation, dissolution or winding-up of Exchangeco nor take any action or omit to take any action that is designed to result in the liquidation, dissolution or winding-up of Exchangeco.

      (g) For purposes of clarity, it is expressly understood that notwithstanding anything to the contrary herein, the exercise of any and all rights of the Vendors pertaining to the delivery of WACI Common Stock in respect of the exercise of their respective exchange of Exchangeable Shares shall be executed solely by instruction of WACI to the Agent for delivery of all such WACI Common Stock to be made by the Agent out of escrow directly to the respective Vendors exercising such rights and the execution of such instruction shall not be construed as a dividend or distribution of Exchangeco assets or property.


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2.2   Segregation of Funds

      WACI will cause Exchangeco (and shall fund Exchangeco to the extent necessary) to deposit a sufficient amount of funds in a separate account of Exchangeco and segregate a sufficient amount of such other assets and property as is necessary to enable Exchangeco to pay dividends when due and to pay or otherwise satisfy its respective obligations under Sections 5, 6 or 7 of the Share Provisions, as applicable, and Exchangeco will use such funds or other assets exclusively to pay such dividends or satisfy its obligations under Sections 3, 5, 6 or 7 of the Share Provisions.

2.3   Issuance and Custody of WACI Common Shares

      WACI hereby represents, warrants and covenants in favour of Exchangeco that pursuant to the terms of the Voting And Exchange Agency Agreement, dated as of even date herewith, by and among WACI, Exchangeco and the Agent that WACI has issued an aggregate of 4,500,000 shares of WACI Common Shares (the "Escrow Shares") to the custody of such Agent to be held in escrow for the benefit of each of the Vendors, and WACI undertakes that it shall furthermore, at all times while any Exchangeable Shares are outstanding, issue to the Agent to supplement such escrow, such number of additional WACI Common Shares out of its authorized and unissued capital stock as necessary so that the Agent at all times holds such number of WACI Common Shares (1) as is equal to the sum of (i) the number of Exchangeable Shares issued and outstanding from time to time and (ii) the number of Exchangeable Shares issuable upon the exercise of all rights to acquire Exchangeable Shares outstanding from time to time (if any) and (2) as are now and may hereafter be required to enable and permit WACI to meet its obligations hereunder and under any other security or commitment pursuant to which WACI may now or hereafter be required to issue WACI Common Shares, to enable and permit WACI and Exchangeco to meet their respective obligations hereunder and under the Share Provisions.

2.4   Notification of Certain Events

      In order to assist and permit WACI to exercise the Liquidation Call Right, Retraction Call Right and Redemption Call Right, Exchangeco will notify WACI of each of the following events at the time set forth below:

      (a) in the event of any determination by the Board of Directors of Exchangeco to institute voluntary liquidation, dissolution or winding-up proceedings with respect to Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs, at least sixty (60) days prior to the proposed effective date of such liquidation, dissolution, winding-up or other distribution;

      (b) promptly, upon the earlier of receipt by Exchangeco of notice of and Exchangeco otherwise becoming aware of any threatened or instituted claim, suit, petition or other proceedings with respect to the involuntary liquidation, dissolution or winding-up of Exchangeco or to effect any other distribution of the assets of Exchangeco among its shareholders for the purpose of winding up its affairs;


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      (c)   immediately, upon receipt by Exchangeco of a Retraction Request;

      (d) on the same date on which notice of redemption is given to holders of Exchangeable Shares, upon the determination of a Redemption Date in accordance with the Share Provisions; and

      (e) as soon as practicable upon the issuance by Exchangeco of any Exchangeable Shares or rights to acquire Exchangeable Shares.

2.5   Delivery of WACI Common Shares

      Upon any event that requires WACI Common Shares be delivered to any holder of Exchangeable Shares, and subject to WACI's exercise of the Liquidation Call Right, the Retraction Call Right or the Redemption Call Right, the Agent shall forthwith deliver or cause to be delivered the requisite number of WACI Common Shares to be received by, and issued to or to the order of, the former holder of the surrendered Exchangeable Shares, as the respective Vendor shall direct. All such WACI Common Shares shall be duly authorized and validly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance except with respect to restrictions and legends required for purposes of compliance with U.S. federal securities laws. In consideration of the issuance and delivery of each such WACI Common Share, Agent shall tender to WACI, or as WACI shall direct, the Class B shares in the capital of Exchangeco having equivalent value. .

2.6   Economic Equivalence

      (a) WACI will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11 of the Share Provisions:

            (i) issue or distribute WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares) to the holders of all or substantially all of the then outstanding WACI Common Shares by way of stock dividend or other distribution, other than an issue of WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares) to holders of WACI Common Shares who exercise an option to receive dividends in WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares) in lieu of receiving cash dividends; or

            (ii) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding WACI Common Shares entitling them to subscribe for or to purchase WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares); or


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                                Support Agreement

            (iii) issue or distribute to the holders of all or substantially all of the then outstanding WACI Common Shares (A) shares or securities of WACI of any class other than WACI Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire WACI Common Shares), (B) rights, options or warrants other than those referred to in section 2.6(a)(ii) above, (C) evidences of indebtedness of WACI or (D) assets of WACI, unless (a) WACI is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares; and (b) the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed simultaneously to holders of the Exchangeable Shares; provided that, for greater certainty, the above restrictions shall not apply to any securities issued or distributed by WACI in order to give effect to and to consummate the transactions contemplated by, and in accordance with, the Share Exchange Agreement, or as otherwise permitted by the parties to the Share Exchange Agreement.

      (b) WACI will not without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11 of the Share Provisions:

            (i) subdivide, redivide or change the then outstanding WACI Common Shares into a greater number of WACI Common Shares; or

            (ii) reduce, combine, consolidate or change the then outstanding WACI Common Shares into a lesser number of WACI Common Shares; or

            (iii) reclassify or otherwise change WACI Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting WACI Common Shares,

            unless (a) WACI is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares; and (b) the same or an economically equivalent change shall simultaneously be made to, or in the rights of the holders of, the Exchangeable Shares.

      (c)   WACI will ensure  that the record date for any event  referred to in section 2.6(a) or 2.6(b) above, or, if no record date is applicable for such event, the effective date for any such event, is not less than ten (10) Business Days after the date on which such event is declared or announced by WACI (with contemporaneous


                                      -6-
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                                Support Agreement

            notification thereof by WACI to Exchangeco).

      (d) The Board of Directors of WACI shall determine, in good faith and in its sole discretion acting reasonably (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may determine necessary or desirable), economic equivalence for the purposes of any event referred to in section 2.6(a) or 2.6(b) above and each such determination shall be conclusive and binding on WACI. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors:

            (i) in the case of any stock dividend or other distribution payable in WACI Common Shares, the number of such shares issued in proportion to the number of WACI Common Shares previously outstanding;

            (ii) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price;

            (iii) in the case of the issuance or  distribution of any other form of property (including, without limitation, any shares or securities of WACI of any class other than WACI Common Shares, any rights, options or warrants other than those referred to in section 2.6(d)(ii) above, any evidences of indebtedness of WACI or any assets of WACI), the relationship between the fair market value (as determined by the Board of Directors in good faith acting reasonably) of such property to be issued or distributed with respect to each outstanding WACI Common Share and the Current Market Price;

            (iv) in the case of any subdivision, redivision or change of the then outstanding WACI Common Shares into a greater number of WACI Common Shares or the reduction, combination, consolidation or change of the then outstanding WACI Common Shares into a lesser number of WACI Common Shares or any amalgamation, merger, reorganization or other transaction affecting WACI Common Shares, the effect thereof upon the then outstanding WACI Common Shares; and

            (v) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of WACI Common Shares as a result of differences between taxation laws of Canada and the United States (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).


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      (e)   Exchangeco agrees that, to the extent required, upon due notice from
            WACI, Exchangeco will use its best efforts to take or cause to be taken such steps as may be necessary for the purposes of ensuring that appropriate dividends are paid or other distributions are made by Exchangeco, or subdivisions, redivisions or changes are made to the Exchangeable Shares, in order to implement the required economic equivalent with respect to WACI Common Shares and the Exchangeable Shares as provided for in this section 2.6.

2.7   Tender Offers

      In the event that a tender offer, share exchange offer, issuer bid, take-over bid or similar transaction with respect to WACI Common Shares (an "Offer") is proposed by WACI or is proposed to WACI or its shareholders and is recommended by the Board of Directors of WACI, or is otherwise effected or to be effected with the consent or approval of the Board of Directors of WACI, and the Exchangeable Shares are not redeemed by Exchangeco or purchased by WACI as contemplated by and in compliance with the Share Provisions, then WACI will use its reasonable efforts expeditiously and in good faith to take all such actions and do all such things as are necessary or desirable to enable and permit holders of the Exchangeable Shares to participate in such Offer to the same extent and on an economically equivalent basis as the holders of WACI Common Shares, without discrimination. Without limiting the generality of the foregoing, WACI will use its reasonable efforts expeditiously and in good faith (in the case of a transaction by WACI or where WACI is a participant in the negotiation thereof) to ensure that holders of the Exchangeable Shares may participate in all such Offers without being required to retract the Exchangeable Shares as against Exchangeco (or, if so required, to ensure that any such retraction, shall be effective only upon, and shall be conditional upon, the closing of the Offer and only to the extent necessary to tender or deposit to the Offer). Nothing herein shall affect the rights of Exchangeco under the Share Provisions to redeem (or WACI to purchase pursuant to the Redemption Call Right) the Exchangeable Shares, in the event of a WACI Control Transaction.

2.8   Ownership of Voting Outstanding Shares of Exchangeco

      Without the prior approval of Exchangeco and the prior approval of the holders of the Exchangeable Shares given in accordance with Section 11 of the Share Provisions, WACI covenants and agrees in favour of Exchangeco that, as long as any of the Exchangeable Shares outstanding are owned by any person or entity other than WACI or any of its Affiliates, WACI will be and shall remain the direct or indirect beneficial owner of all issued and outstanding voting shares in the capital of Exchangeco.

2.9   WACI and Affiliates Not to Vote Exchangeable Shares

      WACI covenants and agrees that it will appoint and cause to be appointed proxy holders with respect to all of the Exchangeable Shares held by it and its Affiliates for the sole purpose of attending each meeting of holders of the Exchangeable Shares in order to be counted as part of the quorum for each such meeting. WACI further covenants and agrees that it will not, and will


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cause its Affiliates not to, exercise any voting rights which may be exercisable by holders of the Exchangeable Shares from time to time pursuant to the Share Provisions or pursuant to the provisions of the Act (or any successor or other corporate statute by which Exchangeco may in the future be governed) with respect to any of the Exchangeable Shares held by it or by its Affiliates in respect of any matter considered at any meeting of holders of the Exchangeable Shares.

2.10  Rule 10b-18 Purchases

      For certainty, nothing contained in this Agreement, including without limitation the obligations of WACI contained in section 2.7 hereof, shall limit the ability of WACI or Exchangeco to make a "Rule 10b-18 Purchase" of WACI Common Shares pursuant to Rule 10b-18 of the U.S. Securities Exchange Act of 1934, as amended, or any successor provisions thereof.

2.11  Special WACI Representations and Covenants

      (a) Each of WACI and Exchangeco, jointly and severally, represent to the other such party and all other third party beneficiaries of this Agreement, that
(i) the authorized capital of Exchangeco as of the date hereof is as set forth on Annex A attached hereto and no change has been made or occurred with respect to such authorized capital prior to closing of this Agreement; (ii) immediately prior to issuance of the Exchange Shares, Exchangeco has no issued or outstanding capital stock other than the Class A shares, all of which are owned by WACI; (iii) there are no Claims pending or overtly threatened against WACI or Exchangeco in regard to any prior exchange transaction or any other matters; and
(iv) there are no continuing, residual or future obligations required to be maintained or performed by Exchangeco with respect to any prior shareholders of Exchangeco or any prior exchange transaction other than in regard to WACI in its capacity as the sole holder of all Class A shares of Exchangeco.

      (b) WACI undertakes, covenants and agrees that unless and until the first business day immediately following exchange of all of the Exchangeable Shares:
(i) WACI shall be and remain the sole holder of record of the Class A Shares of Exchangeco; and (ii) WACI shall be and remain in sole control of Exchangeco.

      (c) Each of WACI and Exchangeco covenant and agree that Exchangeco will not be used for any future transaction unless and until all Exchangeable Shares have been exchanged and/or the rights of the holders of the Exchangeable Shares have otherwise terminated in accordance with the Share Provisions.

                                   ARTICLE 3
                                 WACI SUCCESSORS

3.1   Certain Requirements in Respect of Combination, etc.

      Except as contemplated in the Share Exchange Agreement, WACI shall not consummate any transaction (whether by way of reconstruction, reorganization, consolidation, merger,


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transfer,  sale,  lease or otherwise)  whereby all or  substantially  all of its undertaking, property and assets would become the property of any other person or, in the case of a merger, of the continuing corporation resulting therefrom, unless:

      (a) such other person or continuing corporation (the "WACI Successor") by operation of law, becomes, without more, bound by the terms and provisions of this Agreement or, if not so bound, executes, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) as are reasonably necessary or advisable to evidence the assumption by the WACI Successor of liability for all moneys payable and property deliverable hereunder and the covenant of such WACI Successor to pay and deliver or cause to be delivered the same and its agreement to observe and perform all the covenants and obligations of WACI under this Agreement; and

      (b) such transaction shall be upon such terms and conditions as substantially to preserve and not to impair in any material respect any of the rights, duties, powers and authorities of the other Parties hereunder.

3.2   Vesting of Powers in Successor

      Whenever the conditions of section 3.1 have been duly observed and performed, the Parties, if required by section 3.1, shall execute and deliver a supplemental agreement hereto and thereupon the WACI Successor shall possess and from time to time may exercise each and every right and power of WACI under this Agreement in the name of WACI or otherwise and any act or proceeding by any provision of this Agreement required to be done or performed by the Board of Directors of WACI or any officers of WACI may be done and performed with like force and effect by the directors or officers of such WACI Successor.

3.3   Wholly-Owned Subsidiaries

      Nothing herein shall be construed as preventing the amalgamation or merger of any direct or indirect subsidiary of WACI, except for Exchangeco, with or into WACI or the winding-up, liquidation or dissolution of any direct or indirect subsidiary of WACI, except for Exchangeco, provided that all of the assets of such subsidiary are transferred to WACI or another wholly-owned direct or indirect subsidiary of WACI and any such transactions are expressly permitted by this Article 3. Nothing herein shall be construed as preventing the sale of any direct or indirect subsidiary of WACI contemplated in the Share Exchange Agreement.

                                   ARTICLE 4
                                     GENERAL

4.1   Term

      This Agreement shall come into force and be effective as of the date hereof and shall terminate and be of no further force and effect at such time as no Exchangeable Shares (or securities or rights convertible into or exchangeable for or carrying rights to acquire

                                Support Agreement

Exchangeable Shares) are held by any person or entity other than WACI and any of its Affiliates.

4.2   Changes in Capital of WACI and Exchangeco

      At all times after the occurrence of any event contemplated pursuant to sections 2.6 and 2.7 hereof or otherwise, as a result of which either WACI Common Shares or the Exchangeable Shares or both are in any way changed, this Agreement shall forthwith be amended and modified as necessary in order that it shall apply with full force and effect, with the appropriate changes, to all new securities into which WACI Common Shares or the Exchangeable Shares or both are so changed and the Parties hereto shall execute and deliver an agreement in writing giving effect to and evidencing such necessary amendments and modifications.

4.3   Severability

      If any provision of this Agreement is held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of this Agreement shall not in any way be affected or impaired thereby and this Agreement shall be carried out as nearly as possible in accordance with its original terms and conditions.

4.4   Amendments and Modifications

      This Agreement may not be amended or modified except by an agreement in writing executed by WACI and Exchangeco and, subject to section 4.5 hereof, with the approval of the holders of Exchangeable Shares (or their duly appointed attorney or agent) obtained in accordance with section 11 of the Share Provisions.

4.5   Administrative Amendments

      Notwithstanding the provisions of section 4.4 hereof, the Parties to this Agreement may in writing at any time and from time to time, without the approval of the holders of the Exchangeable Shares, amend or modify this Agreement for the purposes of:

      (a) adding to the covenants of WACI and Exchangeco, provided that the Board of Directors of each of WACI and Exchangeco shall be of the good faith and reasonable opinion that such additions will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares;

      (b) making such amendments or modifications not inconsistent with this Agreement as may be necessary or desirable with respect to matters or questions which, in the good faith opinion of the Board of Directors of each of WACI and Exchangeco, it may be expedient to make, provided that each such Board of Directors shall be of the good faith and reasonable opinion that such amendments or modifications will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares; or

      (c) making such changes or corrections which, on the advice of counsel to WACI and

                                Support Agreement

            Exchangeco are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error, provided that the Board of Directors of each of WACI and Exchangeco shall be of the good faith and reasonable opinion that such changes or corrections will not be prejudicial to the rights or interests of the holders of the Exchangeable Shares.

4.6   Meeting to Consider Amendments

      Exchangeco, at the request of WACI, shall call a meeting or meetings of the holders of the Exchangeable Shares for the purpose of considering any proposed amendment or modification requiring approval pursuant to section 4.4 hereof. Any such meeting or meetings shall be called and held in accordance with the bylaws of Exchangeco, the Share Provisions and all applicable laws.

4.7   Enforceability and Enurement

      This Agreement shall be binding upon and enure to the benefit of the Parties hereto and their respective successors and assigns. This Agreement has been incorporated by reference into the Share Exchange Agreement and the Vendors, jointly and severally, are each an express third-party beneficiary of this Agreement and as such have any and all rights of direct rights of enforcement of this Agreement to the same and full extent as if a signatory party hereto.

4.8   Notices to Parties

      All notices, requests, demands and other communications hereunder must be made in writing and will be deemed to have been duly given if delivered personally or by courier to the addressee at the address appearing on the first page hereof or to such other address as may be given in writing by the Party. Any notice given by personal delivery shall be deemed to be received on the date of delivery. Any notice sent by courier shall be deemed to be received on the next Business Day following the deposit of the communication with the courier service.

4.9   Counterparts and Facsimile

      This Agreement may be executed in counterparts by original or facsimile signature, each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

4.10  Governing Law

      This Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada without giving effect to provisions of conflicts of law thereto. Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of the Province of Ontario with respect to any matter arising hereunder or related hereto.

                            [Signature Page Follows]

                                Support Agreement

IN WITNESS WHEREOF the Parties have caused this Agreement to be duly executed as of the date first above written.

                             WIRELESS AGE COMMUNICATIONS, INC.


                             By:      /s/ Gary Hokkanen
                                      ------------------------------------
                                      Name: Gary Hokkanen
                                      Title: Chief Financial Officer

                             1588102 ONTARIO INC.


                             By:      /s/ Gary Hokkanen
                                      ------------------------------------
                                      Name: Gary Hokkanen
                                      Title: Chief Financial Officer

                             SEGAL - TALARICO - HABIB - MOLOT LLP
                             As Agent


                             By:      /s/ Michael Segal
                                      ------------------------------------
                                      Name: Michael Segal
                                      Title: Partner

                                Support Agreement

                                  SCHEDULE "A"

The Class B shares of 1588102 Ontario Inc. (the "Corporation") shall have attached thereto, as a class, the following rights, privileges, restrictions, and conditions:

                                    SECTION 1
                                 INTERPRETATION

1.1   For the purposes of these Share Provisions:

(a)   "Act" means the Business Corporations Act (Ontario), as amended.

(b) "Affiliate" of any Person means any other Person directly or indirectly controlling, controlled by, or under common control of that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control of"), as applied to any Person, means the possession by another Person, directly or indirectly, of the power to direct or cause the direction of the management and policies of that first mentioned Person, whether through the ownership of voting securities, by contract or otherwise.

(c)   "Board of Directors" means the board of directors of the Corporation.

(d)   "Bulletin   Board"  means  the   Over-the-Counter   Bulletin   Board,   an
      over-the-counter securities market operated by the National Association of Securities Dealers.

(e) "Business Day" means any day on which commercial banks are open for business in the Province of Ontario other than a Saturday, a Sunday or a day observed as a holiday under the laws of the Province of Ontario or the federal laws of Canada.

(f) "Canadian Dollar Equivalent" means in respect of an amount expressed in a foreign currency (the "Foreign Currency Amount") at any date the product obtained by multiplying:

      (i)   the Foreign Currency Amount by,

      (ii) the noon spot exchange rate on such date for such foreign currency expressed in Canadian dollars as reported by the Bank of Canada or, in the event such spot exchange rate is not available, such spot exchange rate on such date for such foreign currency expressed in Canadian dollars as may be deemed by the Board of Directors, acting reasonably to be appropriate for such purpose.

(g) "Common Shares" means Class A shares in the capital of the Corporation.

(h) "Current Market Price" means the Canadian Dollar Equivalent of the average of the closing bid and ask prices of a WACI Common Share during a period of twenty (20) consecutive trading days ending not more than three (3) trading days before such date on

                                Support Agreement

      the Bulletin Board, or if the WACI Shares are no longer quoted on the Bulletin Board, then on such other stock exchange or automated quotation system on which the WACI Common Shares are listed or quoted, as the case may be, as may be selected by the Board of Directors for such purpose; provided, however, that if, in the opinion of the Board of Directors, the public distribution or trading activity of WACI Common Shares during such period does not create a market which reflects the fair market value of a WACI Common Share, then the Current Market Price of a WACI Common Share shall be determined by the Board of Directors, in good faith and acting reasonably, based upon the advice of such qualified independent financial advisors as the Board of Directors may deem appropriate, and in its sole discretion, and provided further that any such selection, opinion or determination by the Board of Directors shall be conclusive and binding.

(i) "Exchange Right" has the meaning ascribed thereto in section 6.6 of these Share Provisions.

(j) "Exchangeable Shares" means the Class B shares in the capital of the Corporation, being non-voting exchangeable shares having the rights, privileges, restrictions, and conditions set forth herein.

(k) "Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation, other than an Exempt Exchangeable Share Voting Event.

(l) "Exempt Exchangeable Share Voting Event" means any matter in respect of which holders of Exchangeable Shares are entitled to vote as shareholders of the Corporation in order to approve any change to, or in the rights of the holders of, the Exchangeable Shares, where the approval or disapproval, as applicable, of such change would be required to maintain the equivalence of the Exchangeable Shares and the WACI Common Shares.

(m) "Liquidation Amount" has the meaning ascribed thereto in section 5.1 of these Share Provisions.

(n)   "Liquidation  Call  Purchase  Price" has the meaning  ascribed  thereto in section 8.1(a) of these Share Provisions.

(o) "Liquidation Call Right" has the meaning ascribed thereto in section 8.1(a) of these Share Provisions.

(p) "Liquidation Date" has the meaning ascribed thereto in section 5.1 of these Share Provisions.

(q) "Liquidation Distribution" means a distribution of assets of the Corporation among its shareholders arising on the liquidation, dissolution, or winding-up of the Corporation, whether voluntary or involuntary, or any other distribution of the assets of the Corporation among its shareholders for the purpose of winding-up its affairs.

                                Support Agreement

(r) "Person" includes any individual, firm, partnership, joint venture, venture capital fund, association, trust, agent, executor, administrator, legal personal representative, estate, group, body corporate, corporation, unincorporated association or organization, government body, syndicate or other entity, whether or not having legal status.

(s) "Purchase Price" has the meaning ascribed thereto in section 6.3 of these Share Provisions.

(t)   "Redemption  Call  Purchase  Price" has the  meaning  ascribed  thereto in section 8.2 of these Share Provisions.

(u) "Redemption Call Right" has the meaning ascribed thereto by section 8.2 of these Share Provisions.

(v) "Redemption Date" means the date, established by the Board of Directors for the redemption by the Corporation of all but not less than all of the outstanding Exchangeable Shares pursuant to section 7 of these Share Provisions, which date shall be the fifth anniversary of the date of issuance of the Exchangeable Shares, unless:

      (i) the number of Exchangeable Shares outstanding (other than Exchangeable Shares held by WACI and its Affiliates, and as such number of shares may be adjusted as deemed appropriate by the Board of Directors to give effect to any subdivision or consolidation of or stock dividend on the Exchangeable Shares, any issue or distribution of rights to acquire Exchangeable Shares or securities exchangeable for or convertible into Exchangeable Shares, any issue or distribution of other securities or rights or evidences of indebtedness or assets, or any other capital reorganization or other transaction affecting the Exchangeable Shares) is less than 10% of the number of Exchangeable Shares issued upon the first issuance of Exchangeable Shares, in which case the Board of Directors may accelerate such redemption date to such earlier date as it may determine, upon at least sixty (60) days' prior written notice to the registered holders of the Exchangeable Shares;

      (ii) a WACI Control Transaction occurs, in which case, provided that the Board of Directors determines, in good faith and in its sole discretion, that it is not reasonably practicable to substantially replicate the terms and conditions of the Exchangeable Shares in connection with such WACI Control Transaction and that the redemption of all but not less than all of the outstanding Exchangeable Shares is necessary to enable the completion of such WACI Control Transaction in accordance with its terms, the Board of Directors may accelerate such redemption date to such earlier date as it may determine, upon such number of days prior written notice to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances;

      (iii) an Exchangeable Share Voting Event is proposed, in which case, the redemption date shall be the Business Day prior to the record date for any meeting or vote of

                                Support Agreement

            the holders of the Exchangeable Shares to consider the Exchangeable Share Voting Event and the Board of Directors shall give such number of days' prior written notice of such redemption to the registered holders of the Exchangeable Shares as the Board of Directors may determine to be reasonably practicable in such circumstances (provided that the Board of Directors has determined, in good faith and in its sole discretion, that it is not reasonably practicable to accomplish the business purpose intended by the Exchangeable Share Voting Event, which business purpose must be bona fide and not for the primary purpose of causing the occurrence of a Redemption Date, in any other commercially reasonable manner that does not result in an Exchangeable Share Voting Event);

      (iv) an Exempt Exchangeable Share Voting Event is proposed and the holders of the Exchangeable Shares fail to take the necessary action at a meeting or other vote of holders of Exchangeable Shares to approve the Exempt Exchangeable Share Voting Event, in which case the redemption date shall be the Business Day following the day on which the holders of the Exchangeable Shares failed to take such action and the Board of Directors shall be deemed to have given such prior written notice of such redemption to the registered holders of the Exchangeable Shares or the Board of Directors may establish another Business Day as it may determine to be reasonably practicable in such circumstances, provided, however, that the accidental failure or omission to give any notice of redemption under clauses (i), (ii), (iii) or (iv) above to less than 10% of such holders of Exchangeable Shares shall not affect the validity of any such redemption.

(w) "Redemption Price" has the meaning ascribed thereto in section 7.1 of these Share Provisions.

(x) "Retracted Shares" has the meaning ascribed thereto in section 6.1(a) of these Share Provisions.

(y) "Retraction Call Right" has the meaning ascribed thereto in section 6.1(c) of these Share Provisions.

(z) "Retraction Date" has the meaning ascribed thereto in section 6.1(b) of these Share Provisions.

(aa) "Retraction Price" has the meaning ascribed thereto in section 6.1 of these Share Provisions.

(bb) "Retraction Request" has the meaning ascribed thereto in section 6.1 of these Share Provisions.

(cc)  "Share Provisions" means these share provisions.

(dd) "Support Agreement" means the exchangeable share support agreement between WACI

                                Support Agreement

      and the Corporation entered into in support of the holders of Exchangeable Shares.

(ee) "Transfer Agent" means such Person as may from time to time be appointed by the Corporation as the registrar and transfer agent for the Exchangeable Shares, and if no such Person has been appointed, shall mean the Corporation.

(ff) "Unpaid Dividend Amount" means the full amount of any and all declared and unpaid dividends on the Exchangeable Shares.

(gg) "WACI" means Wireless Age Communications Inc., a corporation existing under the laws of the State of Nevada, and any successor corporation thereto.

(hh) "WACI Call Notice" has the meaning ascribed thereto in section 6.3 of these Share Provisions.

(ii) "WACI Common Shares" means the shares of common stock in the capital of WACI, as consolidated or subdivided from time to time, and any other securities into which such shares may be reclassified or changed.

(jj) "WACI Control Transaction" means any merger, amalgamation, tender offer, material sale of shares or rights or interests therein or thereto, or a sale of all or substantially all of the assets of WACI, or similar transactions involving WACI, or any proposal to do so, in any arms length transaction.

(kk) "WACI Dividend Declaration Date" means the date on which the Board of Directors of WACI declares any dividend on the WACI Common Shares.

                                    SECTION 2
                         RANKING OF EXCHANGEABLE SHARES

2.1 The Exchangeable Shares shall be entitled to a preference over the Common Shares and any other shares of the Corporation with respect to the payment of dividends and on a Liquidation Distribution to the extent provided for in section 5 hereof.

                                    SECTION 3
                                    DIVIDENDS

3.1 (a) The Board of Directors shall, subject to applicable law, on each WACI Dividend Declaration Date, declare a dividend on each Exchangeable Share as follows:

            (i) in the case of a cash dividend declared on the WACI Common Shares, a cash dividend in U.S. dollars, or the Canadian Dollar Equivalent thereof, on the WACI Dividend Declaration Date, equal to the cash dividend declared on each WACI Common Share;

            (ii) in the case of a dividend declared on the WACI Common Shares in

                                Support Agreement

                  property other than cash or WACI Common Shares, a dividend in such type and amount of property for each Exchangeable Share as is the same as or economically equivalent to the type and amount of property declared as a dividend on each WACI Common Share (to be determined by the Board of Directors as contemplated by section 3.5 hereof); and

            (iii) Such dividends shall be paid out of money,  assets or property of the Corporation properly applicable to the payment of dividends, or out of authorized but unissued Exchangeable Shares of the Corporation, as applicable.

      (b) In the case of a stock dividend or other distribution declared on the WACI Common Shares to be paid in WACI Common Shares, a supplemental amount of WACI stock shall be issued to the Agent for each Exchangeable Share as is equal to the number of WACI Common Shares to be paid on each WACI Common Share. For purposes of clarity, such supplements of WACI Common Shares to be paid to the Agent shall not be construed as dividends of Exchangeco.

3.2 Cheques of the Corporation payable at par at any branch of the bankers of the Corporation shall be issued in respect of any cash dividends contemplated by section 3.1(a) hereof and the sending of such a cheque to each holder of an Exchangeable Share shall satisfy the cash dividend represented thereby unless the cheque is not paid on presentation. Certificates registered in the name of the Agent shall be issued or transferred in respect of any WACI stock dividends contemplated by section 3.1(b) hereof and the sending of such a certificate to the Agent with notice to each holder of an Exchangeable Share, which shall satisfy the WACI stock dividend represented thereby. Such other type and amount of property in respect of any dividends contemplated by section 3.1 hereof shall be issued, distributed or transferred by the Corporation in such manner as it shall determine and the issuance, distribution or transfer thereof by the Corporation to each holder of an Exchangeable Share shall satisfy the dividend represented thereby, provided, however, that no such dividend and/or distribution shall be constituted of WACI Common Shares, all of which shall be delivered by WACI directly to the Agent. No holder of an Exchangeable Share shall be entitled to recover by action or other legal process against the Corporation any dividend that is represented by a cheque that has not been duly presented to the Corporation's bankers for payment or that otherwise remains unclaimed for a period of six years from the date on which such dividend was payable.

3.3 The record date for the determination of the holders of Exchangeable Shares entitled to receive payment of, and the payment date for, any dividend declared on the Exchangeable Shares under section 3.1 hereof shall be the same dates as the record date and payment date, respectively, for the corresponding dividend declared on the WACI Common Shares.

3.4 If on any payment date for any dividends declared on the Exchangeable Shares under section 3.1 hereof the dividends are not paid in full on all of the Exchangeable Shares then outstanding, any such dividends that remain unpaid shall be paid on a subsequent date or dates determined by the Board of Directors on which the Corporation shall have sufficient moneys, assets or property properly applicable to the payment of such dividends.

                                Support Agreement

3.5 The Board of Directors shall determine, in good faith and in its sole discretion, acting reasonably (with the assistance of such reputable and qualified independent financial advisors and/or other experts as the Board of Directors may determine necessary or desirable) economic equivalence for the purposes of section 3.1(c) hereof, and each such determination shall be conclusive and binding on the Corporation and its shareholders absent manifest error. In making each such determination, the following factors shall, without excluding other factors determined by the Board of Directors to be relevant, be considered by the Board of Directors, and shall be acted upon in accordance with the provisions herewith:

      (a) in the case of any stock dividend or other distribution payable to the Agent in WACI Common Shares, the number of such shares issued in proportion to the number of WACI Common Shares previously outstanding, and all such issuances and distributions in respect of the Exchangeable Shares shall be made solely by WACI directly to the Agent;

      (b) in the case of the issuance or distribution of any rights, options or warrants to subscribe for or purchase WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares), the relationship between the exercise price of each such right, option or warrant and the Current Market Price, and all such issuances and distributions constituting a security of WACI shall in respect of the Exchangeable Shares be made solely by WACI directly to the Agent;

      (c) in the case of the issuance or distribution of any other form of property (including, without limitation, any shares or securities of WACI of any class other than WACI Common Shares, any rights, options or warrants other than those referred to in section 3.5(a) above, any evidences of indebtedness of WACI or any assets of WACI), the relationship between the fair market value (as determined by the Board of Directors in good faith acting reasonably) of such property to be issued or distributed with respect to each outstanding WACI Common Share and the Current Market Price, and all such issuances and distributions constituting a security of WACI shall in respect of the Exchangeable Shares be made solely by WACI directly to the Agent;

      (d) in the case of any subdivision, re-division or change of the then outstanding WACI Common Shares into a greater number of WACI Common Shares or the reduction, combination or consolidation or change of the then outstanding WACI Common Shares into a lesser number of WACI Common Shares or any amalgamation, merger, reorganization or other transaction effecting the WACI Common Shares, the effect thereof on the then outstanding shares of WACI Common Shares; and

      (e) in all such cases, the general taxation consequences of the relevant event to holders of Exchangeable Shares to the extent that such consequences may differ from the taxation consequences to holders of WACI Common Shares as a result of differences between taxation laws of Canada and the United States of America (except for any differing consequences arising as a result of differing marginal taxation rates and without regard to the individual circumstances of holders of Exchangeable Shares).

                                Support Agreement

                                    SECTION 4
                              CERTAIN RESTRICTIONS

4.1 So long as any of the Exchangeable Shares are outstanding, the Corporation shall not at any time without the approval of the holders of the Exchangeable Shares given as specified in section 11.2 of these Share Provisions:

(a) pay any dividends on the Common Shares or any shares other than the Exchangeable Shares, other than stock dividends payable in Common Shares or any such other shares ranking junior to the Exchangeable Shares, as the case may be;

(b) redeem or purchase or make any capital distribution in respect of Common Shares or any shares other than the Exchangeable Shares;

(c)   redeem  or  purchase  any  shares  of  the  Corporation   other  than  the
      Exchangeable Shares; or

(d) issue any Exchangeable Shares or any other shares of the Corporation other than by way of stock dividends to the holders of such Exchangeable Shares.

                                    SECTION 5
                           DISTRIBUTION ON LIQUIDATION

5.1 In the event of a Liquidation Distribution, a holder of Exchangeable Shares shall be entitled, subject to applicable law, to receive from the assets of the Corporation in respect of each Exchangeable Share held by such holder on the effective date (the "Liquidation Date") of the Liquidation Distribution, before any distribution of any part of the assets of the Corporation among the holders of the Common Shares or any other shares of the Corporation, an amount per Exchangeable Share (the "Liquidation Amount") equal to (i) the Current Market Price of a WACI Common Share on the last Business Day prior to the Liquidation Date (which may be satisfied in full by the Corporation causing an instruction to be given to the Agent to disburse, in respect of each Exchangeable Share held by each respective holder thereof, one WACI Common Share, and obtaining written confirmation of such disbursement by the Agent), plus (ii) the Unpaid Dividend Amount, if any, on any Exchangeable Share held by such holder on any dividend record date which occurred prior to the Liquidation Date.

5.2 WACI shall notify all holders of the Exchangeable Shares, of any proposed liquidation, dissolution or winding-up of the Corporation, at least 60 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation, and promptly upon receiving notice of or becoming aware of any claim, suit, petition or other proceeding with respect to an involuntary liquidation, dissolution or winding-up of the Corporation.

5.3 On or promptly after the Liquidation Date, and subject to the exercise by WACI of the Liquidation Call Right, the Corporation shall issue an instruction to WACI and to the Agent to cause to be delivered to the holders of the Exchangeable Shares the Liquidation Amount for each such Exchangeable Share upon presentation and surrender of the certificates representing such

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                                Support Agreement

Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Agent and Transfer Agent may reasonably require, at the registered office of WACI or at any office of the Agent or Transfer Agent as may be specified by the Corporation by notice to the holders of the Exchangeable Shares. Payment of the total Liquidation Amount for such Exchangeable Shares shall be made by delivery to each holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or by holding for pick-up by the holder at the registered office of WACI or at any office of the Agent or Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, of the certificates representing WACI Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance except with respect to restrictions and legends required for purposes of compliance with U.S. federal securities laws) and a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in respect of the remaining portion, if any, of the total Liquidation Amount (in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom). On and after the Liquidation Date, the holders of the Exchangeable Shares shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Liquidation Amount, unless payment of the total Liquidation Amount for such Exchangeable Shares shall not be made upon presentation and surrender of share certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Liquidation Amount has been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the Liquidation Date to deposit or cause to be deposited the total Liquidation Amount in respect of the Exchangeable Shares represented by certificates that have not at the Liquidation Date been surrendered by the holders thereof in a custodial account with any chartered bank or trust company in Canada less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon such deposit being made, the rights of the holders of Exchangeable Shares after such deposit shall be limited to receiving their proportionate part of the total Liquidation Amount (in each case less such amounts withheld on account of tax required to be deducted and withheld therefrom) for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Liquidation Amount, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the WACI Common Shares delivered to them or the custodian on their behalf.

5.4 After the Corporation has satisfied its obligations to pay the holders of the Exchangeable Shares the Liquidation Amount per Exchangeable Share pursuant to section 5.1 of these Share Provisions, such holders shall not be entitled to share in any further distribution of the assets of the Corporation.

                                    SECTION 6
                   RETRACTION OF EXCHANGEABLE SHARES BY HOLDER

6.1 A holder of Exchangeable Shares shall be entitled at any time, subject to the exercise by

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                                Support Agreement

WACI of the Retraction Call Right and otherwise upon compliance with the provisions of this section 6, to require the Corporation to redeem any or all of the Exchangeable Shares registered in the name of such holder for an amount per Exchangeable Share (the "Retraction Price") equal to (i) the Current Market Price of a WACI Common Share on the last Business Day prior to the Retraction Date (which may be satisfied in full by the Corporation causing an instruction to be given to the Agent to disburse from escrow, in respect of each
Exchangeable Share held by each respective holder thereof, one WACI Common Share, and obtaining written confirmation of such disbursement by the Agent), plus (ii) the Unpaid Dividend Amount, if any, on any such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Retraction Date. To effect such redemption, the holder shall present and surrender at the registered office of WACI or at any office of the Agent or Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares the certificate or certificates representing the Exchangeable Shares which the holder desires to have the Corporation redeem, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Agent and Transfer Agent may reasonably require, and together with a duly executed statement (the "Retraction Request") in the form attached hereto as Appendix 1, or in such other form as may be acceptable to the Corporation:

(a) specifying that the holder desires to have all or any number specified therein of the Exchangeable Shares represented by such certificate or certificates (the "Retracted Shares") redeemed by the Corporation;

(b) stating the Business Day on which the holder desires to have the Corporation redeem the Retracted Shares (the "Retraction Date"), provided that the Retraction Date shall be not less than 10 Business Days nor more than 15 Business Days after the date on which the Retraction Request is delivered to the Corporation and further provided that, in the event that no such Business Day is specified by the holder in the Retraction Request, the Retraction Date shall be deemed to be the 15th Business Day after the date on which the Retraction Request is delivered to the Corporation; and

(c) acknowledging the overriding right of WACI (the "Retraction Call Right") to purchase all but not less than all the Retracted Shares directly from the holder, and that the Retraction Request shall be deemed to be a revocable offer by the holder to sell the Retracted Shares to WACI in accordance with the Retraction Call Right on the terms and conditions set out in section 6.3 hereof.

6.2 Subject to the exercise of the Retraction Call Right by WACI, upon receipt by the Corporation or the Agent or Transfer Agent in the manner specified in section 6.1 hereof of a certificate or certificates representing the number of Exchangeable Shares which the holder desires to have the Corporation redeem, together with a Retraction Request, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7 hereof, the Corporation shall redeem the Retracted Shares effective at the close of business (Toronto time) on the Retraction Date and shall cause to be delivered to such holder the total Retraction Price with respect to such shares, provided that all declared and unpaid dividends for which the record date has occurred prior to the Retraction Date shall be paid on the payment date for such

                                Support Agreement


dividends, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If only a part of the Exchangeable Shares represented by any certificate is redeemed, a new certificate for the balance of such Exchangeable Shares shall be issued to the holder at the expense of the Corporation.

6.3 Upon receipt by the Corporation of a Retraction Request, the Corporation shall immediately provide notice thereof to WACI. In order to exercise the Retraction Call Right, WACI must notify the Corporation of its determination to do so (the "WACI Call Notice") within five (5) Business Days of notification to WACI by the Corporation of the receipt by the Corporation of the Retraction Request. If WACI does not so notify the Corporation within such five Business Day period, the Corporation will notify the holder as soon as possible thereafter that WACI will not exercise the Retraction Call Right. If WACI delivers the WACI Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7, the Retraction Request shall thereupon be deemed to be an offer by the holder to sell the Retracted Shares to WACI in accordance with the Retraction Call Right. In such event, the Corporation shall not redeem the Retracted Shares and WACI shall purchase from such holder and such holder shall sell to WACI on the Retraction Date the Retracted Shares for an amount per Retracted Share (the "Purchase Price") equal to (i) the Current Market Price of a WACI Common Share on the last Business Day prior to the Retraction Date (which may be satisfied in full by WACI instructing the Agent to deliver to such holder one WACI Common Share for each Exchangeable Share presented and surrendered by the holder), plus (ii) the Unpaid Dividend Amount, if any, on those Retracted Shares held by such holder on any dividend record date which occurred prior to the Retraction Date. For the purposes of completing a purchase pursuant to the Retraction Call Right, in addition to giving instructions to the Agent, WACI shall deposit with the Agent a cheque or cheques of WACI payable at par at any branch of the bankers of WACI representing the Unpaid Dividend Amount, if any, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that WACI has complied with the immediately preceding sentence, the closing of the purchase and sale of the Retracted Shares pursuant to the Retraction Call Right shall be deemed to have occurred as at the close of business on the Retraction Date and, for greater certainty, no redemption by the Corporation of such Retracted Shares shall take place on the Retraction Date. In the event that WACI does not deliver a WACI Call Notice within such five Business Day period, and provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7 hereof, the Corporation shall redeem the Retracted Shares on the Retraction Date and in the manner otherwise contemplated in this section 6.

6.4 The Corporation or WACI, as the case may be, shall instruct the Agent to deliver, to the relevant holder, at the address of the holder recorded in the securities register of the Corporation for the Exchangeable Shares or at the address specified in the holder's Retraction Request or by holding for pick-up by the holder at the registered office of WACI or at any office of the Agent or Transfer Agent as may be specified by the Corporation by notice to the holders of Exchangeable Shares, certificates representing the WACI Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance except with respect to restrictions and legends required for purposes of compliance with U.S. federal securities laws) registered in the name of the holder or in such other name as the holder may request, and, if applicable and on or before the payment date therefore, a cheque

                                Support Agreement

payable at par at any branch of the bankers of the Corporation or WACI, as applicable, representing the aggregate Unpaid Dividend Amount, if any, in payment of the total Retraction Price or the total Purchase Price, as the case may be, in each case less any amounts withheld on account of tax required to be deducted and withheld therefrom, and such delivery of such certificates by the Agent and cheques on behalf of the Corporation or by WACI, as the case may be, or by the Agent or Transfer Agent, shall be deemed to be payment of and shall satisfy and discharge all liability for the total Retraction Price or the total Purchase Price, as the case may be, to the extent that the same is represented by such share certificates and cheques (plus any tax deducted and withheld therefrom).

6.5 On and after the close of business on the Retraction Date, the holder of the Retracted Shares shall cease to be a holder of such Retracted Shares and shall not be entitled to exercise any of the rights of a holder in respect thereof, other than the right to receive his proportionate part of the total Retraction Price or the total Purchase Price, as the case may be, unless upon presentation and surrender of certificates in accordance with the foregoing provisions, payment of the total Retraction Price or the total Purchase Price, as the case may be, shall not be made as provided in section 6.4, in which case the rights of such holder shall remain unaffected until the total Retraction Price or the total Purchase Price, as the case may be, has been paid in the manner hereinbefore provided. On and after the close of business on the Retraction Date, provided that presentation and surrender of certificates and payment of the total Retraction Price or the total Purchase Price, as the case may be, has been made in accordance with the foregoing provisions, the holder of the Retracted Shares so redeemed by the Corporation shall thereafter be considered and deemed for all purposes to be a holder of the WACI Common Shares so delivered.

6.6 Notwithstanding any other provision of this section 6, the Corporation shall not be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent that such redemption of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law. If the Corporation believes that on any Retraction Date it would not be permitted by any of such provisions to redeem the Retracted Shares tendered for redemption on such date, and provided that WACI shall not have exercised the Retraction Call Right with respect to the Retracted Shares, the Corporation shall only be obligated to redeem Retracted Shares specified by a holder in a Retraction Request to the extent of the maximum number that may be so redeemed (rounded down to a whole number of shares) as would not be contrary to such provisions and shall notify the holder at least two Business Days prior to the Retraction Date as to the number of Retracted Shares which will not be redeemed by the Corporation. In any case in which the redemption by the Corporation of Retracted Shares would be contrary to solvency requirements or other provisions of applicable law, the Corporation shall redeem the maximum number of Retracted Shares in accordance with section 6.2 of these Share provisions which the Board of Directors determine the Corporation is, on the Retraction Date, permitted to redeem, on a pro rata basis (disregarding fractions) in proportion to the total number of Exchangeable Shares tendered for retraction by each holder thereof, and the Corporation shall issue to each holder of Retracted Shares a new certificate, at the expense of the Corporation, representing the Retracted Shares not redeemed by the Corporation pursuant to section 6.2 hereof. Provided that the Retraction Request is not revoked by the holder in the manner specified in section 6.7 hereof, the holder of any such Retracted Shares not redeemed by the Corporation pursuant to section 6.2 hereof as a result of solvency requirements or other

                                Support Agreement

provisions of applicable law shall be deemed by giving the Retraction Request to require WACI to purchase such Retracted Shares from such holder on the Retraction Date or as soon as practicable thereafter on payment by WACI to such holder of the Purchase Price for such Retracted Share (the "Exchange Right").

6.7 A holder of Retracted Shares may, by notice in writing given by the holder to the Corporation before the close of business on the Business Day immediately preceding the Retraction Date, withdraw the Retraction Request, in which event such Retraction Request shall be null and void and, for greater certainty, the revocable offer constituted by the Retraction Request to sell the Retracted Shares to the Corporation or WACI, as the case may be, shall be deemed to have been revoked.

                                    SECTION 7
              REDEMPTION OF EXCHANGEABLE SHARES BY THE CORPORATION

7.1 Subject to applicable law, and provided WACI has not exercised the Redemption Call Right, the Corporation shall on the Redemption Date redeem all but not less than all of the then outstanding Exchangeable Shares for an amount per Exchangeable Share (the "Redemption Price") equal to (i) the Current Market Price of a WACI Common Share on the last Business Day prior to the Redemption Date (which may be satisfied in full by the Corporation causing an instruction to be given to the Agent to disburse, in respect of each Exchangeable Share held by each respective holder thereof, one WACI Common Share, and obtaining written confirmation of such disbursement by the Agent), plus (ii) the Unpaid Dividend Amount, if any, on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date.

7.2 In any case of a redemption of Exchangeable Shares under this section 7, the Corporation shall send or cause to be sent to each holder of Exchangeable Shares a notice in writing of the redemption by the Corporation or the purchase by WACI under the Redemption Call Right, as the case may be, of the Exchangeable Shares held by such holder. In the case of a Redemption Date established in connection with a WACI Control Transaction, an Exchangeable Share Voting Event and an Exempt Exchangeable Share Voting Event, the written notice of redemption by the Corporation or the purchase by WACI under the Redemption Call Right will be sent on or before the Redemption Date, on as many days prior written notice as may be determined by the Board of Directors of the Corporation to be reasonably practicable in the circumstances, and in all other cases such notice shall be sent at least 60 days before the Redemption Date. In any such case, such notice shall set out the formula for determining the Redemption Price or the Redemption Call Purchase Price, as the case may be, the Redemption Date and, if applicable, particulars of the Redemption Call Right.

7.3 On or after the Redemption Date and subject to the exercise by WACI of the Redemption Call Right, the Corporation shall cause to be delivered to the holders of the Exchangeable Shares to be redeemed the Redemption Price for each such Exchangeable Share, upon presentation and surrender at the registered office of the Corporation or at any office of the Agent or Transfer Agent as may be specified by the Corporation in such notice of the certificates representing such Exchangeable Shares, together with such other documents and instruments as may be required to

                                Support Agreement

effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require. Payment of the total Redemption Price for such Exchangeable Shares shall be made by instruction to the Agent to deliver to each holder, at the address of the holder recorded in the securities register of the Corporation or by holding for pick-up by the holder at the registered office of the WACI or at any office of the Agent or Transfer Agent as may be specified by the Corporation in such notice, of certificates representing WACI Common Shares (which shares shall be duly issued as fully paid and non-assessable and shall be free and clear of any lien, claim or encumbrance except with respect to restrictions and legends required for purposes of compliance with U.S. federal securities laws) and, if applicable, a cheque of the Corporation payable at par at any branch of the bankers of the Corporation in payment of any such Unpaid Dividend Amount, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. On and after the Redemption Date, the holders of the Exchangeable Shares called for redemption shall cease to be holders of such Exchangeable Shares and shall not be entitled to exercise any of the rights of holders in respect thereof, other than the right to receive their proportionate part of the total Redemption Price, unless payment of the total Redemption Price for such Exchangeable Shares shall not be made upon presentation and surrender of certificates in accordance with the foregoing provisions, in which case the rights of the holders shall remain unaffected until the total Redemption Price have been paid in the manner hereinbefore provided. The Corporation shall have the right at any time after the sending of notice of its intention to redeem the Exchangeable Shares as aforesaid to deposit or cause to be deposited the total Redemption Price for the Exchangeable Shares so called for redemption, or of such of the said Exchangeable Shares represented by certificates that have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, in a custodial account with any chartered bank or agent named in such notice, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Upon the later of such deposit being made and the Redemption Date, the Exchangeable Shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or Redemption Date, as the case may be, shall be limited to receiving their proportionate part of the total Redemption Price, for such Exchangeable Shares so deposited, against presentation and surrender of the said certificates held by them, respectively, in accordance with the foregoing provisions. Upon such payment or deposit of the total Redemption, less any amounts withheld on account of tax required to be deducted and withheld therefrom, the holders of the Exchangeable Shares shall thereafter be considered and deemed for all purposes to be holders of the WACI Common Shares delivered to them or the custodian on their behalf.

                                    SECTION 8
                            CERTAIN RIGHTS OF WACI TO
                           ACQUIRE EXCHANGEABLE SHARES

8.1   WACI Liquidation Call Right.

(a) WACI shall have the overriding right (the "Liquidation Call Right"), in the event of and notwithstanding the proposed liquidation, dissolution or winding-up of the Corporation pursuant to section 5 of these Share Provisions, to purchase from all but not less than all

                                Support Agreement


      of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an Affiliate of WACI) on the Liquidation Date all but not less than all of the Exchangeable Shares held by each such holder on payment by WACI of an amount per Exchangeable Share (the "Liquidation Call Purchase Price") equal to (i) the Current Market Price of a WACI Common Share on the last Business Day prior to the Liquidation Date (which may be satisfied in full by WACI causing an instruction to the Agent to deliver to such holder one WACI Common Share), plus (ii) the Unpaid Dividend Amount, if any, on each such Exchangeable Share held by such holder on any dividend record date which occurred prior to the date of purchase by WACI. In the event of the exercise of the Liquidation Call Right by WACI on the Liquidation Date on payment by WACI to the holder of the Liquidation Call Purchase Price for each such share, the Corporation shall have no obligation to redeem such shares so purchased by WACI.

(b) To exercise the Liquidation Call Right, WACI must notify the Agent, as agent for the holders of Exchangeable Shares, and the Corporation, of WACI's intention to exercise such right at least 45 days before the Liquidation Date in the case of a voluntary liquidation, dissolution or winding-up of the Corporation and at least five Business Days before the Liquidation Date in the case of an involuntary liquidation, dissolution or winding-up of the Corporation. The Corporation will notify the holders of Exchangeable Shares as to whether or not WACI has exercised the Liquidation Call Right forthwith after the expiry of the period during which the same may be exercised by WACI. If WACI exercises the Liquidation Call Right, then on the Liquidation Date WACI will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Liquidation Call Purchase Price.

(c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Liquidation Call Right, WACI shall provide that the Agent holds, on or before the Liquidation Date, sufficient certificates representing the aggregate number of WACI Common Shares deliverable in respect of the Liquidation Call Right and a cheque or cheques of WACI payable at par at any branch of the bankers of WACI representing the aggregate Unpaid Dividend Amount in payment of the total Liquidation Call Purchase Price, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that WACI has complied with the immediately preceding sentence, on and after the Liquidation Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Liquidation Call Purchase Price payable by WACI upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Liquidation Date be considered and deemed for all purposes to be the holder of the WACI Common Shares to which it is entitled. Upon surrender to the Transfer Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Transfer Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefore, and the Transfer Agent on behalf of WACI shall

                                Support Agreement


      deliver to such holder, certificates representing the WACI Common Shares to which the holder is entitled and a cheque or cheques of WACI payable at par at any branch of the bankers of WACI in payment of the remaining portion, if any, of the total Liquidation Call Purchase Price, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If WACI does not exercise the Liquidation Call Right in the manner described above, on the Liquidation Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefore the liquidation price otherwise payable by the Corporation in connection with the liquidation, dissolution or winding up of the Corporation pursuant to section 5 of these Share Provisions.

(d) WACI shall at any time be entitled to assign all of its rights in this Section to an Affiliate of WACI provided that such company assumes all of WACI's obligations under this Section.

8.2   WACI Redemption Call Right.

(a) WACI shall have the overriding right (the "Redemption Call Right"), notwithstanding the proposed redemption of the Exchangeable Shares by the Corporation pursuant to section 7 of these Share Provisions, to purchase from all but not less than all of the holders of Exchangeable Shares (other than any holder of Exchangeable Shares which is an Affiliate of WACI) on the Redemption Date all but not less than all of the Exchangeable Shares held by each such holder on payment by the Corporation to each holder of an amount per Exchangeable Share (the "Redemption Call Purchase Price") equal to (i) the Current Market Price of a WACI Common Share on the last Business Day prior to the Redemption Date (which may be satisfied in full by WACI instructing the Agent to deliver to such holder one WACI Common Share), plus (ii) the Unpaid Dividend Amount, if any, on each Exchangeable Share held by such holder on any dividend record date which occurred prior to the Redemption Date. In the event of the exercise of the Redemption Call Right by WACI, each holder shall be obligated to sell all the Exchangeable Shares held by the holder to WACI on the Redemption Date on payment by WACI to the holder of the Redemption Call Purchase Price for each such share, and the Corporation shall have no obligation to redeem such shares so purchased by WACI.

(b) To exercise the Redemption Call Right, WACI must notify the Agent, as agent for the holders of Exchangeable Shares, and the Corporation, of WACI's intention to exercise such right at least 45 days before the Redemption Date, except in the case of a redemption occurring as a result of a WACI Control Transaction, an Exchangeable Share Voting Event or an Exempt Exchangeable Share Voting Event or such shorter period as may be agreed, in writing, by the Corporation, WACI and the holders of the Exchangeable Shares, in which case WACI shall so notify the Transfer Agent and the Corporation on or before the Redemption Date. The Corporation will notify the holders of Exchangeable Shares as to whether or not WACI has exercised the Redemption Call Right forthwith after the expiry of the period during which the same may be exercised by WACI. If WACI exercises the Redemption Call Right, on the Redemption Date WACI will purchase and the holders will sell all of the Exchangeable Shares then outstanding for a price per share equal to the Redemption Call Purchase Price.

                                Support Agreement

(c) For the purposes of completing the purchase of the Exchangeable Shares pursuant to the Redemption Call Right, WACI shall assure that the Agent holds, on or before the Redemption Date, sufficient certificates representing the aggregate number of WACI Common Shares in respect of the Redemption Call Right and a cheque or cheques of WACI payable at par at any branch of the bankers of WACI representing the aggregate Unpaid Dividend Amount in payment of the total Redemption Call Purchase Price, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. Provided that WACI has complied with the immediately preceding sentence, on and after the Redemption Date the rights of each holder of Exchangeable Shares will be limited to receiving such holder's proportionate part of the total Redemption Call Purchase Price payable by WACI upon presentation and surrender by the holder of certificates representing the Exchangeable Shares held by such holder and the holder shall on and after the Redemption Date be considered and deemed for all purposes to be the holder of the WACI Common Shares to which it is entitled. Upon surrender to the Agent of a certificate or certificates representing Exchangeable Shares, together with such other documents and instruments as may be required to effect a transfer of Exchangeable Shares under the Act and the articles and by-laws of the Corporation and such additional documents and instruments as the Agent may reasonably require, the holder of such surrendered certificate or certificates shall be entitled to receive in exchange therefore, and the Agent on behalf of WACI shall deliver to such holder, certificates representing the WACI Common Shares to which the holder is entitled and a cheque or cheques of WACI payable at par at any branch of the bankers of WACI in payment of the remaining portion, if any, of the total Redemption Call Purchase Price, in each case, less any amounts withheld on account of tax required to be deducted and withheld therefrom. If WACI does not exercise the Redemption Call Right in the manner described above, on the Redemption Date the holders of the Exchangeable Shares will be entitled to receive in exchange therefore the redemption price otherwise payable by the Corporation in connection with the redemption of the Exchangeable Shares pursuant to section 7 of these Share Provisions.

(d) WACI shall at any time be entitled to assign all of its rights in this Section to an Affiliate of WACI provided that such company assumes all of WACI's obligations under this Section.

                                    SECTION 9
                            PURCHASE FOR CANCELLATION

9.1 Subject to applicable law and the articles of the Corporation, the Corporation may at any time and from time to time offer to purchase for cancellation all or any part of the outstanding Exchangeable Shares at any price by tender to all the holders of record of Exchangeable Shares then outstanding or through the facilities of any stock exchange on which the Exchangeable Shares are listed or quoted at any price per share together with an amount equal to the Unpaid Dividend Amount. If in response to an invitation for tenders under the provisions of this section 9, more Exchangeable Shares are tendered at a price or prices acceptable to the Corporation than the Corporation is prepared to purchase, the Exchangeable Shares to be purchased by the

                                Support Agreement

Corporation shall be purchased as nearly as may be pro rata according to the number of shares tendered by each holder who submits a tender to the Corporation, provided that when shares are tendered at different prices, the pro rating shall be effected (disregarding fractions) only with respect to the shares tendered at the price at which more shares were tendered than the Corporation is prepared to purchase after the Corporation has purchased all the shares tendered at lower prices. If part only of the Exchangeable Shares represented by any certificate shall be purchased, a new certificate for the balance of such shares shall be issued at the expense of the Corporation.

                                   SECTION 10
                                  VOTING RIGHTS

10.1 Except as required by applicable law and by sections 11, 12 and 13 hereof, and by the provisions of the Support Agreement referred to in section 12 hereof, the holders of the Exchangeable Shares shall not be entitled as such to receive notice of or to attend any meeting of the shareholders of the Corporation or to vote at any such meeting. The holders of Exchangeable Shares shall, however, be entitled to notice of meetings of the shareholders called for the purpose of authorizing the liquidation, dissolution or winding up of the Corporation or the sale, lease, or exchange of all or substantially all of the property of the Corporation other than in the ordinary course of business of the Corporation. Nothing herein shall be construed to limit the voting rights of any issued and outstanding WACI Common Shares held in escrow by the Agent or otherwise limit rights reserved to the holders of the Exchangeable Shares pursuant to the terms of the Voting Agreement and Exchange Agency Agreement.

                                   SECTION 11
                             AMENDMENT AND APPROVAL

11.1 The rights, privileges, restrictions, and conditions attaching to the Exchangeable Shares may be added to, changed or removed but only with the approval of the holders of the Exchangeable Shares given as hereinafter specified.

11.2 Any approval given by the holders of the Exchangeable Shares to add to, change or remove any right, privilege, restriction or condition attaching to the Exchangeable Shares or any other matter requiring the approval or consent of the holders of the Exchangeable Shares shall be deemed to have been sufficiently given if it shall have been given in accordance with applicable law subject to a minimum requirement that such approval be evidenced by resolution passed by not less than two-thirds (2/3) of the votes cast on such resolution at a meeting of holders of Exchangeable Shares duly called and held at which the holders of at least two-thirds (2/3) of the outstanding Exchangeable Shares at that time are present or represented by proxy; provided that, if at any such meeting the holders of at least two-thirds (2/3) of the outstanding Exchangeable Shares at that time are not present or represented by proxy within one-half hour after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than five (5) days thereafter and to such time and place as may be designated by the Chairman of such meeting. At such adjourned meeting the holders of Exchangeable Shares present or represented by proxy thereat may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than two-thirds (2/3) of the votes cast

                                Support Agreement

on such resolution at such meeting shall constitute the approval or consent of the holders of the Exchangeable Shares.

                                   SECTION 12
                       RECIPROCAL CHANGES, ETC. IN RESPECT
                             OF PARENT COMMON SHARES

12.1 Each holder of an Exchangeable Share acknowledges that the Support Agreement provides that WACI will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with section 11.2 of these Share Provisions:

(a) issue or distribute WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares) to the holders of all or substantially all of the then outstanding WACI Common Shares by way of stock dividend or other distribution, other than an issue of WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares) to holders of WACI Common Shares who exercise an option to receive dividends in WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares) in lieu of receiving cash dividends;

(b) issue or distribute rights, options or warrants to the holders of all or substantially all of the then outstanding WACI Common Shares entitling them to subscribe for or to purchase WACI Common Shares (or securities exchangeable for or convertible into or carrying rights to acquire WACI Common Shares); or

(c) issue or distribute to the holders of all or substantially all of the then outstanding WACI Common Shares:

      (i) shares or securities of WACI of any class other than WACI Common Shares (other than shares convertible into or exchangeable for or carrying rights to acquire WACI Common Shares);

      (ii) rights, options or warrants other than those referred to in section 12.1(b) above;

      (iii) evidences of indebtedness of WACI; or

      (iv)  assets of WACI,

unless (a) WACI is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares in which any and all such cases, such rights, options, securities, shares, evidences of indebtedness or other assets shall be disbursed by WACI to the Agent; and (b) the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed substantially simultaneously by the Agent to holders of the Exchangeable Shares.

                                Support Agreement

12.2 Each holder of an Exchangeable Share acknowledges that the Support Agreement further provides that WACI will not without the prior approval of the Corporation and the prior approval of the holders of the Exchangeable Shares given in accordance with section 11.2 of these Share Provisions:

(a) subdivide, redivide or change the then outstanding WACI Common Shares into a greater number of WACI Common Shares;

(b) reduce, combine, consolidate or change the then outstanding WACI Common Shares into a lesser number of WACI Common Shares; or

(c) reclassify or otherwise change the WACI Common Shares or effect an amalgamation, merger, reorganization or other transaction affecting the WACI Common Shares,

unless (a) WACI is permitted under applicable law to issue or distribute the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets to holders of the Exchangeable Shares in which any and all such cases such rights, options, securities, shares, evidences of indebtedness or other assets shall be disbursed by WACI to the Agent; and (b) the economic equivalent on a per share basis of such rights, options, securities, shares, evidences of indebtedness or other assets is issued or distributed substantially simultaneously by the Agent to holders of the Exchangeable Shares.

12.3  Each  holder  of an  Exchangeable  Share  acknowledges  that  the  Support
Agreement further provides that the aforesaid provisions of the Support Agreement shall not be changed without the approval of the holders of the Exchangeable Shares given in accordance with section 11.2 of these Share Provisions.

                                   SECTION 13
             ACTIONS BY THE CORPORATION UNDER THE SUPPORT AGREEMENT

13.1 The Corporation will take all such actions and do all such things as shall be necessary or advisable to perform and comply with and to ensure performance and compliance by WACI and the Corporation with all provisions of the Support Agreement and the Share Provisions applicable to WACI, the Corporation and the holders of the Exchangeable Shares, in accordance with the terms thereof including, without limitation, taking all such actions and doing all such things as shall be necessary or advisable to enforce to the fullest extent possible for the direct benefit of the Corporation and the holders of the Exchangeable Shares all rights and benefits in favour of the Corporation and the holders of the Exchangeable Shares under or pursuant to such agreement.

13.2 The Corporation shall not propose, agree to or otherwise give effect to any amendment to, or waiver or forgiveness of its rights or obligations under, the Support Agreement without the approval of the holders of the Exchangeable Shares given in accordance with section 11.2 of these Share Provisions, other than such amendments, waivers and/or forgiveness as may be necessary or advisable for the purposes of:

                                Support Agreement

      (a) adding to the covenants of WACI to such agreement for the protection of the Corporation or the holders of the Exchangeable Shares thereunder;

      (b) making such provisions or modifications not inconsistent with such agreement as may be necessary or desirable with respect to matters or questions arising thereunder which, in the good faith opinion of the Board of Directors, it may be expedient to make, provided that the Board of Directors shall be of the good faith and reasonable opinion, after consultation with counsel, that such provisions and modifications will not be prejudicial to the interests of the holders of the Exchangeable Shares; or

      (c) making such changes in or corrections to such agreement which, on the advice of counsel to the Corporation, are required for the purpose of curing or correcting any ambiguity or defect or inconsistent provision or clerical omission or mistake or manifest error contained therein, provided that the Board of Directors shall be of the good faith and reasonable opinion, that such changes or corrections will not be prejudicial to the interests of the holders of the Exchangeable Shares.

                                   SECTION 14
                               LEGEND; CALL RIGHTS

14.1 The certificates evidencing the Exchangeable Shares shall contain or have affixed thereto a legend in form and on terms approved by the Board of Directors, with respect to the Support Agreement, the provisions herein relating to the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right as well as restricted transfer legends required for purposes of compliance with U.S. federal securities laws.

14.2 Each holder of an Exchangeable Share, whether of record or beneficial, by virtue of becoming and being such a holder shall be deemed to acknowledge each of the Liquidation Call Right, the Retraction Call Right and the Redemption Call Right, in each case, in favour of WACI, and the overriding nature thereof in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares, as the case may be, and to be bound thereby in favour of WACI as therein provided.

                                   SECTION 15
                                     NOTICES

15.1 Any notice, request or other communication to be given to the Corporation by a holder of Exchangeable Shares shall be in writing and shall be valid and effective if given by personal or courier delivery to the registered office of the Corporation and addressed to the attention of the President. Any such notice, request or other communication shall only be deemed to have been given and received upon actual receipt thereof by the Corporation.

15.2 Any presentation and surrender by a holder of Exchangeable Shares to the Corporation or

                                Support Agreement

the Transfer Agent of certificates representing Exchangeable Shares in connection with the liquidation, dissolution or winding-up of the Corporation or the retraction or redemption of Exchangeable Shares shall be made by personal or courier delivery to the registered office of the Corporation or to such office of the Transfer Agent as may be specified by the Corporation, in each case, addressed to the attention of the President of the Corporation. Any such presentation and surrender of certificates shall only be deemed to have been made and to be effective upon actual receipt thereof by the Corporation or the Transfer Agent, as the case may be.

15.3 Any notice, request or other communication to be given to a holder of Exchangeable Shares by or on behalf of the Corporation shall be in writing and shall be valid and effective if given by personal or courier delivery to the address of the holder recorded in the securities register of the Corporation or, in the event of the address of any such holder not being so recorded, then at the last known address of such holder. Any such notice, request or other communication, if given by mail, shall be deemed to have been given and received on the date of delivery. Accidental failure or omission to give any notice, request or other communication to one or more holders of Exchangeable Shares shall not invalidate or otherwise alter or affect any action or proceeding to be taken by the Corporation pursuant thereto.

                                Support Agreement

                                   APPENDIX 1

                          FORM OF NOTICE OF RETRACTION

To:   1588102 Ontario Inc. (the "Corporation")

      This notice is given pursuant to section 6 of the provisions (the "Share Provisions") attaching to the Class B non-voting exchangeable shares of the Corporation represented by the certificate (the "Certificate") which accompanies this notice and all capitalized words and expressions used in this notice that are defined in the Share Provisions have the meanings ascribed to such words and expressions in such Share Provisions.

      The undersigned hereby notifies the Corporation that, subject to the Retraction Call Right referred to below, the undersigned desires to have the Corporation redeem in accordance with section 6 of the Share Provisions:

|_|   all share(s) represented by the Certificate; or

|_|   ____________ share(s) only.

      The undersigned hereby notifies the Corporation that the Retraction Date shall be:

      ____________

      NOTE: the Retraction Date must be a Business Day and must not be less than 10 Business Days nor more than 15 Business Days after the date upon which this notice is delivered to the Corporation. If no such Business Day is specified above, the Retraction Date shall be deemed to be the 15th Business Day after the date on which this notice is delivered to the Corporation.

      The undersigned acknowledges the overriding Retraction Call Right of Wireless Age Communications, Inc. ("WACI") to purchase all but not less than all the Retracted Shares from the undersigned and that this notice is and shall be deemed to be a revocable offer by the undersigned to sell such shares to WACI in accordance with the Retraction Call Right on the Retraction Date for the Purchase Price and on the other terms and conditions set out in section 6.3 of the Share Provisions. This notice of retraction, and this offer to sell the Retracted Shares to WACI, may be revoked and withdrawn by the undersigned only by notice in writing given to the Corporation at any time before the close of business on the Business Day immediately preceding the Retraction Date as provided in section 6.7 of the Share Provisions.

      The undersigned acknowledges that if, as a result of solvency provisions of applicable law, the Corporation is unable to redeem all Retracted Shares, the undersigned will be deemed to have exercised the Exchange Right (as defined in the Share Provisions) so as to require WACI, to purchase the unredeemed Retracted Shares.

                                Support Agreement

      The undersigned hereby represents and warrants to the Corporation and WACI that the undersigned:

      |_|   is
            (select one)
      |_|   is not

a non-resident of Canada for purposes of the Income Tax Act (Canada). The undersigned acknowledges that, in the absence of an indication that the undersigned is not a non- resident of Canada, withholding on account of Canadian tax may be made from amounts payable to the undersigned on the redemption or purchase of the Retracted Shares.

      The undersigned hereby represents and warrants to the Corporation and WACI that the undersigned has good title to, and owns, the share(s) represented by the Certificate to be acquired by the Corporation or WACI, as the case may be, free and clear of all liens, claims and encumbrances except with respect to restrictions and legends required for purposes of compliance with U.S. federal securities laws.

      |_| Please check box if the securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares are to be held for pick-up by the shareholder from the Transfer Agent, failing which the securities and any cheque(s) will be mailed to the last address of the shareholder as it appears on the register.

      Date:
           ---------------------------------------

      --------------------------------------------------------------------------
      Name of Person in Whose Name Securities or Cheque(s) are to be Registered, Issued or Delivered (please print)

      --------------------------------------------------------------------------
      Street Address or P.O. Box

      --------------------------------------------------------------------------
      Signature of Shareholder

      --------------------------------------------------------------------------
      City, Province and Postal Code

      --------------------------------------------------------------------------
      Signature Guaranteed by

      NOTE: (1) This panel must be completed and the Certificate, together with such additional documents as the Transfer Agent may require, must be deposited with the Transfer Agent. The securities and any cheque(s) resulting from the retraction or purchase of the Retracted Shares will be issued and registered in, and made payable to, respectively, the

                                Support Agreement

            name of the shareholder as it appears on the register of the Corporation and the securities and any cheque(s) resulting from such retraction or purchase will be delivered to such shareholder as indicated above, unless the form appearing immediately below is duly completed.

      (2) If this notice of retraction is for less than all of the shares represented by the Certificate, a certificate representing the remaining share(s) of the Corporation represented by the Certificate will be issued and registered in the name of the shareholder as it appears on the register of the Corporation, unless the share transfer power on the reverse side of the Certificate is duly completed in respect of such share(s).

                                      # # #

                                Support Agreement

                                     Annex A

                          Capitalization of Exchangeco


                                      -1-